Exhibit 99.1

Financial News Release

Advanced Energy Announces Third Quarter 2019 Results

•	Closed the acquisition of Artesyn Embedded Power on September 10
•	Q3 total revenue was $175.1 million; organic revenue was $134.2 million, above the guidance range of $123 to $133 million
•	Q3 GAAP EPS from continuing operations was $0.19
•	Q3 Non-GAAP EPS was $0.54; before acquisition, non-GAAP EPS was $0.47, also above the guidance range of $0.28 to $0.38

FORT COLLINS, Colo., November 12, 2019 - Advanced Energy Industries, Inc. (Nasdaq: AEIS), today announced financial results for the third quarter ended September 30, 2019.

“We delivered a strong third quarter, with both organic revenue and non-GAAP earnings above the high-end of our guidance ranges. Demand for our products in the semi equipment market is improving on increased foundry/logic investments and the beginning of investment in memory,” said Yuval Wasserman, president and CEO. “We closed the acquisition of Artesyn Embedded Power slightly ahead of schedule, adding incremental revenue and non-GAAP earnings to the third quarter. We have started the integration process and I  am pleased with our progress.”

Third Quarter Results

Sales were $175.1 million in the third quarter of 2019 compared with $134.8 million in the second quarter of 2019 and $173.1 million in the third quarter of 2018.

GAAP net income from continuing operations was $7.3 million or $0.19 per diluted share, compared with $23.4 million or $0.61 per diluted share in the prior quarter, and $35.2 million or $0.90 per diluted share in the third quarter of 2018.

Non-GAAP net income was $20.9 million or $0.54 per diluted share in the third quarter of 2019. This compares with $17.2 million or $0.45 per diluted share in the second quarter of 2019, and $41.2 million or $1.05 per diluted share in the third quarter of 2018. Non-GAAP net income in the third quarter of 2019 included $2.9 million or $0.07 per diluted share earnings contribution, including financing cost, from the acquisition of Artesyn Embedded Power.

A reconciliation of non-GAAP measures is provided in the tables below.

The company generated $10.5 million of operating cash from continuing operations in the quarter.

Discontinued Operations

The company’s financial statements for all periods presented reflect results for the continuing precision power business, with the discontinued inverter business included in discontinued

operations for all purposes. Further financial detail regarding the amounts related to the discontinued inverter business are available in the company’s 2018 Annual Report on Form 10‑K.

Fourth Quarter 2019 Guidance

Based on the company’s current view, beliefs and assumptions, guidance for the fourth quarter of 2019 is within the following ranges.

Q4 2019
Revenues	$310M +/- $15M
GAAP EPS from continuing operations	$0.31 +/- $0.12
Non-GAAP EPS	$0.68 +/- $0.12

Conference Call

Management will host a conference call on Tuesday, November 12, 2019 at 6:30 a.m. Mountain Time/ 8:30 a.m. Eastern Time to discuss Advanced Energy’s financial results. Domestic callers may access this conference call by dialing 855‑232‑8958. International callers may access the call by dialing +1 315‑625‑6980. Participants will need to provide the operator with Conference ID Number 2569664, which has been reserved for this call. A webcast will also be available on the company’s Investor Relations web page at ir.advanced-energy.com.

About Advanced Energy

Advanced Energy (Nasdaq: AEIS) is a global leader in the design and manufacturing of highly engineered, precision power conversion, measurement and control solutions for mission-critical applications and processes. AE’s power solutions enable customer innovation in complex applications for a wide range of industries including semiconductor equipment, industrial, manufacturing, telecommunications, data center computing and healthcare. With engineering know-how and responsive service and support around the globe, the company builds collaborative partnerships to meet technology advances, propel growth for its customers and innovate the future of power. Advanced Energy has devoted more than three decades to perfecting power for its global customers and is headquartered in Fort Collins, Colorado, USA. For more information, visit www.advancedenergy.com.

Advanced Energy | Precision. Power. Performance.

For more information, contact:

Brian Smith

Advanced Energy

(970) 407‑6555

brian.smith@aei.com

Non-GAAP Measures

This release includes GAAP and non-GAAP income and per-share earnings data and other GAAP and non-GAAP financial information. Advanced Energy’s non-GAAP measures exclude the impact of non-cash related charges such as stock-based compensation and amortization of intangible assets, as well as discontinued operations, and non-recurring items such as acquisition-related costs and restructuring expenses. The non-GAAP measures included in this release are not in accordance with, or an alternative for, similar measures calculated under generally accepted accounting principles and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles. Advanced Energy believes that these non-GAAP measures provide useful information to management and investors to evaluate business performance without the impacts of certain non-cash charges and other cash charges which are not part of the company’s usual operations. The company uses these non-GAAP measures to assess performance against business objectives, make business decisions, develop budgets, forecast future periods, assess trends and evaluate financial impacts of various scenarios. In addition, management’s incentive plans include these non-GAAP measures as criteria for achievements. Additionally, the company believes that these non-GAAP measures, in combination with its financial results calculated in accordance with GAAP, provide investors with additional perspective. While some of the excluded items may be incurred and reflected in the company’s GAAP financial results in the foreseeable future, the company believes that the items excluded from certain non-GAAP measures do not accurately reflect the underlying performance of its continuing operations for the period in which they are incurred. The use of non-GAAP measures has limitations in that such measures do not reflect all of the amounts associated with the company’s results of operations as determined in accordance with GAAP, and these measures should only be used to evaluate the company’s results of operations in conjunction with the corresponding GAAP measures. Please refer to the Form 8‑K regarding this release furnished today to the Securities and Exchange Commission.

Forward-Looking Statements

The company’s guidance with respect to anticipated financial results for the fourth quarter ending December 31, 2019, potential future growth and profitability, our future business mix, expectations regarding future market trends and the company’s future performance within specific markets and other statements herein or made on the above-announced conference call that are not historical information are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Such risks and uncertainties include, but are not limited to: (a) the effects of global macroeconomic conditions upon demand for our products and services; (b) the volatility and cyclicality of the industries the company serves, particularly the semiconductor industry; (c) delays in capital spending by end-users in our served markets; (d) the risks and uncertainties related to the acquisition and integration of Artesyn Embedded Power; (e) the accuracy of the company’s estimates related to fulfilling solar inverter product warranty and post-warranty obligations; (f) the company’s ability to realize its plan to avoid additional costs after the solar inverter wind-down; (g) the accuracy of the company’s assumptions on which its financial statement projections are based; (h) the impact of product price changes, which may result from a variety of factors; (i) the timing of orders received from customers; (j) the company’s ability to realize benefits from cost improvement efforts including avoided costs, restructuring plans and inorganic growth; (k) the company’s ability to obtain in a timely manner the materials necessary to manufacture its products; (l) unanticipated changes to management’s estimates, reserves or allowances; (m) changes and adjustments to the tax expense and benefits related to the U.S. tax reform that was enacted in late 2017; and (n) the effects of  U.S. government trade and export restrictions, Chinese retaliatory trade actions, and other governmental action related to tariffs upon the demand for our, and our customers’, products and services and the U.S. economy. These and other risks are described in Advanced Energy’s Form 10‑K, Forms 10‑Q and other reports and statements filed with the Securities and Exchange Commission (the “SEC”). These reports and statements are available on the SEC’s website at www.sec.gov. Copies may also be obtained from Advanced Energy’s investor relations page at ir.advanced-energy.com or by contacting Advanced Energy’s investor relations at 970‑407‑6555. Forward-looking statements are made and based on information available to the company on the date of this press release. Aspirational goals and targets discussed on the conference call or in the presentation materials should not be interpreted in any respect as guidance. The company assumes no obligation to update the information in this press release.

ADVANCED ENERGY INDUSTRIES, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

(in thousands, except per share data)

	Three Months Ended			Nine Months Ended
	September 30,		June 30,	September 30,
	2019	2018	2019	2019	2018
Sales:
Product	$148,138	$144,843	$106,193	$366,443	$485,287
Service	26,989	28,239	28,617	84,237	79,444
Total sales	175,127	173,082	134,810	450,680	564,731
Cost of sales:
Product	87,536	73,019	56,113	204,450	233,778
Service	14,100	14,524	14,571	42,873	40,534
Total cost of sales	101,636	87,543	70,684	247,323	274,312
Gross profit	73,491	85,539	64,126	203,357	290,419
	42.0%	49.4%	47.6%	45.1%	51.4%
Operating expenses:
Research and development	24,546	18,451	21,840	67,675	55,283
Selling, general and administrative	36,401	25,386	27,612	93,027	78,792
Amortization of intangible assets	3,002	1,437	1,874	6,849	3,958
Restructuring expense	152	403	1,795	3,620	403
Total operating expenses	64,101	45,677	53,121	171,171	138,436
Operating income	9,390	39,862	11,005	32,186	151,983
Other income (expense), net	1,361	401	15,545	17,649	(58)
Income from continuing operations before income taxes	10,751	40,263	26,550	49,835	151,925
Provision (benefit) for income taxes	3,495	5,106	3,177	3,819	23,998
Income from continuing operations, net of income taxes	7,256	35,157	23,373	46,016	127,927
Income (loss) from discontinued operations, net of income taxes	375	(371)	8,324	8,690	(226)
Net income	7,631	34,786	31,697	54,706	127,701
Income from continuing operations attributable to non-controlling interest	10	7	11	29	82
Net income attributable to Advanced Energy Industries, Inc.	$7,621	$34,779	$31,686	$54,677	$127,619

Basic weighted-average common shares outstanding	38,313	38,970	38,274	38,258	39,309
Diluted weighted-average common shares outstanding	38,489	39,195	38,462	38,457	39,594

Earnings per share attributable to Advanced Energy Industries, Inc:

Continuing operations:
Basic earnings per share	$0.19	$0.90	$0.61	$1.20	$3.25
Diluted earnings per share	$0.19	$0.90	$0.61	$1.20	$3.23

Discontinued operations:
Basic earnings per share	$0.01	$(0.01)	$0.22	$0.23	$(0.01)
Diluted earnings per share	$0.01	$(0.01)	$0.22	$0.23	$(0.01)

Net income:
Basic earnings per share	$0.20	$0.89	$0.83	$1.43	$3.25
Diluted earnings per share	$0.20	$0.89	$0.82	$1.42	$3.23

ADVANCED ENERGY INDUSTRIES, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

	September 30,	December 31,
	2019	2018
	Unaudited
ASSETS
Current assets:
Cash and cash equivalents	$340,402	$349,301
Marketable securities	747	2,470
Accounts and other receivable, net	250,151	100,442
Inventories, net	240,699	97,987
Income taxes receivable	2,124	2,220
Other current assets	45,757	10,173
Current assets of discontinued operations	84	5,855
Total current assets	879,964	568,448

Property and equipment, net	104,568	31,269
Operating lease right-of-use assets	111,193	—

Deposits and other assets	20,650	6,874
Goodwill and intangibles, net	421,801	156,810
Deferred income tax assets	56,488	47,099
Non-current assets of discontinued operations	755	5,984
Total assets	$1,595,419	$816,484

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$210,647	$39,646
Other accrued expenses	109,192	65,377
Current portion of debt	17,500	—
Current portion of operating lease liability	17,648	—
Current liabilities of discontinued operations	910	5,286
Total current liabilities	355,897	110,309

Long-term debt	325,769	—
Non-current liabilities of continuing operations	252,540	88,158
Non-current liabilities of discontinued operations	1,045	10,715
Long-term liabilities	579,354	98,873

Total liabilities	935,251	209,182

Advanced Energy stockholders’ equity	659,627	606,790
Noncontrolling interest	541	512
Stockholders’ equity	660,168	607,302
Total liabilities and stockholders’ equity	$1,595,419	$816,484

December 31, 2018 amounts are derived from the December 31, 2018 audited Consolidated Financial Statements.

ADVANCED ENERGY INDUSTRIES, INC.

CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS

(in thousands)

	Nine Months Ended September 30,
	2019	2018
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$54,706	$127,701
Income from discontinued operations, net of income taxes	8,690	(226)
Income from continuing operations, net of income taxes	46,016	127,927

Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	15,301	9,488
Stock-based compensation expense	5,053	7,461
Provision for deferred income taxes	2,825	—
Gain on sale of central inverter service business	(14,804)	—
Net loss on disposal of assets	104	167
Changes in operating assets and liabilities, net of assets acquired	(25,637)	(26,560)
Net cash provided by operating activities from continuing operations	28,858	118,483
Net cash provided by operating activities from discontinued operations	317	(4,550)
Net cash provided by operating activities	29,175	113,933
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of marketable securities	—	(93)
Proceeds from sale of marketable securities	1,742	6
Acquisitions, net of cash acquired	(365,798)	(93,801)
Issuance of notes receivable	(2,800)	—
Purchases of property and equipment	(15,681)	(16,586)
Net cash used in investing activities from continuing operations	(382,537)	(110,474)
Net cash used in investing activities from discontinued operations	—	—
Net cash used in investing activities	(382,537)	(110,474)
CASH FLOWS FROM FINANCING ACTIVITIES:
Net Proceeds from long-term borrowings	347,486	—
Payments on long-term borrowings	(4,375)	—
Purchase and retirement of common stock	—	(69,021)
Net payments related to stock-based award activities	(714)	(2,636)
Net cash provided by financing activities from continuing operations	342,397	(71,657)
Net cash provided by financing activities from discontinued operations	—	—
Net cash provided by financing activities	342,397	(71,657)
EFFECT OF CURRENCY TRANSLATION ON CASH	(3,185)	(722)
DECREASE IN CASH AND CASH EQUIVALENTS	(14,150)	(68,920)
CASH AND CASH EQUIVALENTS, beginning of period	354,552	415,037
CASH AND CASH EQUIVALENTS, end of period	340,402	346,117
Less cash and cash equivalents from discontinued operations	—	7,444
CASH AND CASH EQUIVALENTS FROM CONTINUING OPERATIONS, end of period	$340,402	$338,673

ADVANCED ENERGY INDUSTRIES, INC.

SUPPLEMENTAL INFORMATION (UNAUDITED)

(in thousands)

Net Sales by Product Line	Three Months Ended			Nine Months Ended
	September 30,		June 30,	September 30,
	2019	2018	2019	2019	2018
Semiconductor Equipment	$96,426	$119,969	$90,058	$277,911	$426,380
Telecom & Networking	10,016	—	—	10,016	—
Data Center Computing	13,498	—	—	13,498	—
Industrial & Medical	55,187	53,113	44,752	149,255	138,351
Total	$175,127	$173,082	$134,810	$450,680	$564,731

Net Sales by Geographic Region	Three Months Ended			Nine Months Ended
	September 30,		June 30,	September 30,
	2019	2018	2019	2019	2018
North America	$83,632	$85,728	$61,393	$203,531	$295,567
Asia	66,157	61,691	50,962	175,554	198,020
Europe	25,008	25,538	22,092	70,526	70,802
Other Countries	330	125	363	1,069	342
Total	$175,127	$173,082	$134,810	$450,680	$564,731

ADVANCED ENERGY INDUSTRIES, INC.

SELECTED OTHER DATA (UNAUDITED)

(in thousands)

Reconciliation of Non-GAAP measure - operating expenses and operating income, excluding certain items	Three Months Ended			Nine Months Ended
	September 30,		June 30,	September 30,
	2019	2018	2019	2019	2018
Gross profit from continuing operations, as reported	$73,491	$85,539	$64,126	$203,357	$290,419
Adjustments to gross profit:
Stock-based compensation	77	76	55	365	576
Facility expansion and relocation costs	1,342	725	150	1,662	974
Acquisition-related costs	1,506	158	—	1,506	158
Non-GAAP gross profit	76,416	86,498	64,331	206,890	292,127

Operating expenses from continuing operations, as reported	64,101	45,677	53,121	171,171	138,436
Adjustments:
Amortization of intangible assets	(3,002)	(1,437)	(1,874)	(6,849)	(3,958)
Stock-based compensation	(840)	(948)	(883)	(4,688)	(6,885)
Acquisition-related costs	(6,398)	(705)	(1,531)	(9,440)	(1,310)
Facility expansion and relocation costs	(223)	(29)	—	(297)	(518)
Restructuring charges	(152)	(403)	(1,795)	(3,620)	(403)
Non-GAAP operating expenses	53,486	42,155	47,038	146,277	125,362
Non-GAAP operating income	$22,930	$44,343	$17,293	$60,613	$166,765

Reconciliation of Non-GAAP measure - operating expenses and operating income, excluding certain items	Three Months Ended			Nine Months Ended
	September 30,		June 30,	September 30,
	2019	2018	2019	2019	2018
Gross profit from continuing operations, as reported	42.0%	49.4%	47.6%	45.1%	51.4%
Adjustments to gross profit:
Stock-based compensation	—	—	—	0.1	0.1
Facility expansion and relocation costs	0.8	0.5	0.1	0.4	0.2
Acquisition-related costs	0.8	0.1	—	0.3	—
Non-GAAP gross profit	43.6	50.0	47.7	45.9	51.7

Operating expenses from continuing operations, as reported	36.6	26.4	39.4	38.0	24.5
Adjustments:
Amortization of intangible assets	(1.7)	(0.8)	(1.4)	(1.5)	(0.7)
Stock-based compensation	(0.5)	(0.6)	(0.7)	(1.0)	(1.2)
Acquisition-related costs	(3.7)	(0.4)	(1.1)	(2.1)	(0.2)
Facility expansion and relocation costs	(0.1)	—	—	(0.1)	(0.1)
Restructuring charges	(0.1)	(0.2)	(1.3)	(0.8)	(0.1)
Non-GAAP operating expenses	30.5	24.4	34.9	32.5	22.2
Non-GAAP operating income	13.1%	25.6%	12.8%	13.4%	29.5%

Reconciliation of Non-GAAP measure - income excluding certain items	Three Months Ended			Nine Months Ended
	September 30,		June 30,	September 30,
	2019	2018	2019	2019	2018
Income from continuing operations, less noncontrolling interest, net of income taxes	$7,246	$35,150	$23,362	$45,987	$127,845
Adjustments:
Amortization of intangible assets	3,002	1,437	1,874	6,849	3,958
Acquisition-related costs	7,904	863	1,531	10,946	1,468
Facility expansion and relocation costs	1,565	754	150	1,959	1,492
Restructuring charges	152	403	1,795	3,620	403
Tax Cuts and Jobs Act Impact	—	2,398	—	—	4,251
Central inverter services business sale	—	—	(14,804)	(14,804)	—
Acquisition transition services	(29)	—	—	(29)	—
Tax effect of Non-GAAP adjustments	326	(598)	2,536	2,011	(1,145)
Non-GAAP income, net of income taxes, excluding stock-based compensation	20,166	40,407	16,444	56,539	138,272
Stock-based compensation, net of taxes	702	779	722	3,887	5,716
Non-GAAP income, net of income taxes	$20,868	$41,186	$17,166	$60,426	$143,988

Reconciliation of Non-GAAP measure - per share earnings excluding certain items	Three Months Ended			Nine Months Ended
	September 30,		June 30,	September 30,
	2019	2018	2019	2019	2018
Diluted earnings per share from continuing operations, as reported	$0.19	$0.90	$0.61	$1.20	$3.23
Add back (subtract):
per share impact of Non-GAAP adjustments, net of tax	0.35	0.15	(0.16)	0.37	0.41
Non-GAAP per share earnings	$0.54	$1.05	$0.45	$1.57	$3.64

Reconciliation of Q4 2019 Guidance
	Low End	High End

Revenue	$295 million	$325 million

Reconciliation of Non-GAAP earnings per share
GAAP earnings per share	$0.19	$0.43
Stock-based compensation	0.06	0.05
Amortization of intangible assets	0.14	0.14
Amortization of Acquisition Fair Value Adjustment in Inventory	0.10	0.13
Restructuring and other	0.11	0.08
Tax effects of excluded items	(0.04)	(0.03)
Non-GAAP earnings per share	$0.56	$0.80